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                                                                      Exhibit 99

                             [CheckFree Letterhead]

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                                                           FOR IMMEDIATE RELEASE


     CHECKFREE ANNOUNCES EXPIRATION OF WAITING PERIOD UNDER THE HART-SCOTT-
                       RODINO ANTITRUST IMPROVEMENTS ACT

ATLANTA (April 3, 2000) CheckFree announced today that the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act in connection with its acquisition of TransPoint expired on April 2, 2000.

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